Share-Based Compensation	6 Months Ended
Jun. 30, 2024
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based Compensation
9.
SHARE-BASED COMPENSATION

2023 Employee Stock Option and Incentive Plan

On March 2, 2023, the Company adopted the 2023 Employee Stock Option and Incentive Plan (“2023 ESOP”) which allows for the grant of equity incentives, including share-based options, stock appreciation rights (“SARs”), restricted shares and other awards. The 2023 ESOP lays out the details for the equity incentives for talent acquisition and retention purposes.

Each grant of share-based options made under the 2023 ESOP entitles the grantee to acquire ordinary shares with payment of the exercise price in cash. The Company intends to settle any options, RSU’s and SARs granted only in ordinary shares. For each grant of share-based options, SARs and RSUs, the Company issues a grant notice, which details the applicable terms of the award, including number of shares, exercise price, vesting conditions and expiration date. The terms of each grant are set by the Board of Directors.

Option awards and SARs

The fair value of option awards and SARs is determined using the Black-Scholes option-pricing model. The weighted average grant date fair value for options and SARs granted during the six months ended June 30, 2024 was CHF 7.96 or $8.95 per share. The weighted average grant date fair value for options and SARs granted during the six months ended June 30, 2023 was CHF 4.60 or $5.12 per share.

The following assumptions were used in the Black-Scholes option pricing model for determining the value of options and SARs granted during the six months ended June 30, 2024 and 2023:

	For the six months ended June 30,
	2024	2023
Weighted average share price at the date of grant (1)	USD 11.44 (CHF 10.18)	USD 7.85 (CHF 7.05)
Range of expected volatilities (%) (2)	85.54 - 93.00	68.70
Range of expected terms (years) (3)	5.50 - 6.25	6.25
Range of risk-free interest rates (%) (1)(4)	3.91 - 4.63	3.53
Dividend yield (%)	0.00	0.00

(1) Following the NASDAQ listing, the equity award exercise price is denominated in USD and the applicable risk-free interest rate has been adjusted accordingly.

(2) The expected volatility was derived from the historical stock volatilities of comparable peer public companies within the Company’s industry.

(3) The expected term represents the period that share-based awards are expected to be outstanding.

(4) The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the measurement date with maturities approximately equal to the expected terms.

The following table summarizes the Company’s stock option and SAR activity under the 2023 ESOP for the six months ended June 30, 2024 and 2023:

	For the six months ended June 30, 2024			For the six months ended June 30, 2023
	Number of awards	Weighted average exercise price (CHF)	Range of expiration dates	Number of awards (1)	Weighted average exercise price (1) (CHF)	Range of expiration dates
Outstanding as of January 1,	3,466,210	4.50	2027 - 2033	1,762,949	2.39	2027 - 2031
Options granted(2)	1,336,922	10.18	2034	1,449,500	7.18	2028 - 2033
SARs granted	—	—	—	134,765	7.18	2033
Earnout options granted	—	—	—	369,737	0.01	2028
Forfeited(3)	(119,910)	5.11	2032 - 2033	—	—	—
Exercised(3)	(95,590)	2.77	2027 - 2032	—	—	—
Outstanding as of June 30,	4,587,632	6.29	2028 - 2034	3,716,951	4.19	2027 - 2033

(1) Retroactive application of the recapitalization effect due to the BCA, the exchange ratio of 1.1432 was applied to the number of awards and the weighted average exercise price was divided by the same exchange ratio.

(2) Pursuant to the BCA, all outstanding and unexercised options to purchase Legacy Oculis ordinary shares were assumed by Oculis and each option was replaced by an option to purchase ordinary shares of Oculis (the “Converted Options”). The exchange of Legacy Oculis 2018 Employee Stock Option and Incentive Plan (“2018 ESOP”) options for converted 2023 Plan options is not reflected in the table above. Refer to Note 4 - Financing Activities for further details.

(3) Forfeited amount includes earnout options forfeited during the six month periods ended June 30, 2024 and 2023. No SARs had been exercised or forfeited during the six months ended June 30, 2024 and 2023.

The number of options and SARs that were exercisable at June 30, 2024 and 2023 were 1,751,475 and 1,098,431, respectively. Excluding earnout options, which have an exercise price of CHF 0.01, options outstanding as of June 30, 2024 have exercise prices ranging from CHF 1.76 to CHF 11.87. The weighted average remaining contractual life of options and SARs outstanding as of June 30, 2024 and December 31, 2023 was eight years.

Restricted stock units

Each restricted stock unit (“RSU”) granted under the 2023 ESOP entitles the grantee to one ordinary share upon vesting of the RSU. The Company intends to settle all RSUs granted in equity. The fair value of RSUs is determined by the closing stock price on the date of grant and the related compensation cost is amortized over the vesting period of the award using the graded method. RSU’s have time-based vesting conditions ranging from one to four years. Certain RSU’s also include a performance condition for which the Company has evaluated the probability of achievement. No expense has been recorded for awards with vesting criteria linked to performance conditions deemed not probable of achievement as of June 30, 2024. The following is a summary of restricted stock unit activity for the six months ended June 30, 2024:

	For the six months ended June 30, 2024
	Number of awards	Weighted average grant date fair value (CHF)	Range of expiration dates
Outstanding as of January 1, 2024	—	—	—
RSUs granted	466,908	9.84	2034
RSUs forfeited	—	—	—
RSUs vested/released	—	—	—
Outstanding as of June 30, 2024	466,908	9.84	2034

No RSUs were granted or outstanding during the six months ended June 30, 2023.

Restricted shares awards

Each restricted share granted under the 2018 ESOP was immediately exercised and the expense was recorded at grant date in full. The Company is holding call options to repurchase shares diminishing ratably on a monthly basis over three years from grant date. For each grant of restricted shares, the Company issues a grant notice, which details the terms of the grant, including the number of awards, repurchase right start date and expiration date. The terms of each grant are set by the Board of Directors. Restricted shares were granted and expensed at fair value. No restricted shares were awarded under the 2023 ESOP during the six months ended June 30, 2024 and 2023. As of June 30, 2024, 1,162,409 restricted shares were not subject to repurchase out of total 1,186,932 restricted shares exercised, compared to 1,088,838 as of December 31, 2023.

Share-based compensation expense

The total share-based compensation expense recognized in the statement of loss amounted to CHF 3.3 million and CHF 4.4 million for the three and six months ended June 30, 2024, respectively, including CHF 0.5 million recognized during the three and six months ended June 30, 2024 related to RSUs outstanding. Total share-based compensation recognized in the statement of loss was CHF 1.2 million and CHF 1.4 million for the three and six months ended June 30, 2023, respectively. The reserve for share-based payment increased from CHF 6.4 million as of December 31, 2023 to CHF 10.8 million as of June 30, 2024.

During the quarter ended June 30, 2024, certain options were modified to accelerate vesting upon the death of an employee, resulting in the acceleration of expense recognition. Total expense attributable to the modification was CHF 1.0 million recognized during the three months ended June 30, 2024.

Earnout options

As a result of the BCA, Legacy Oculis equity holders received consideration in the form of 3,793,995 earnout shares and 369,737 earnout options with an exercise price of CHF 0.01. As of June 30, 2024 the price targets had not yet been achieved. Refer to Note 4.